PREPAID CONCESSION FEES	12 Months Ended
Dec. 31, 2018
Prepaid Expense, Current [Abstract]
PREPAID CONCESSION FEES
6.	PREPAID CONCESSION FEES

The Group enters concession right agreements with vendors such as airlines, railway bureaus and petroleum companies, under which the Group obtains the right to use the spaces or equipment of the vendors to display the advertisements. The balance of prepaid concession fees for the years ended December 31, 2017 and 2018 are $7,064 and $1,813, respectively. The decline of prepayment is due to amortization and the refund of the prepaid concession fee during the year ended December 31, 2018. In addition, the scale down of on-train Wi-Fi business leads to recollections and reduced prepayment made during the year and the balances expected to be collected in 2019 are reclassified to other current assets.